UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a party other than the Registrant ☐

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

MIRA Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

MIRA Pharmaceuticals, Inc.

1200 Brickell Avenue

Suite 1950 #1183

Miami, FL 33131

(786) 423-9792

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the stockholders of MIRA Pharmaceuticals, Inc.:

We are pleased to invite you to attend our Annual Meeting of the stockholders (the “Annual Meeting”) of MIRA Pharmaceuticals, Inc., a Florida corporation (the “Company”), which will be held at virtually at 10:00 a.m. Eastern Standard Time on September 12, 2024, for the following purposes:

1.	To elect five directors to the board of directors of the Company (the “Board”) to serve until the next annual meeting of stockholders or until their successors have been duly elected or appointed and qualified (“Director Appointment Proposal”);

2.	To ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Appointment Proposal”);

3.	To approve certain amendments to the Company’s 2022 Omnibus Incentive Plan (the “Plan”) to increase the number of shares available under the Plan (“Plan Amendment Proposal”);

4.	To approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Director Appointment Proposal, Auditor Appointment Proposal, and/or the Plan Amendment Proposal (“Adjournment Proposal”); and

To conduct any other business as may properly come before the meeting or any adjournment thereof.

The Company’s board of directors (the “Board”) has fixed the close of business on July 22, 2024 (the “Record Date”) as the date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

The Annual Meeting will be held virtually. If you hold your shares in an account at a brokerage firm, bank, dealer or other similar organization and wish to vote at the meeting, you will need to obtain a “legal proxy” from that entity and submit it when you register. On the day of the Annual Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit questions prior to and during the meeting. To vote at the meeting, (a) if you hold your shares through a bank, broker or other nominee, you will need the control number you receive by email after registering, and (b) if you hold your shares in account with our transfer agent, you will need the control number that is shown on your proxy card or e-mail notification of the Annual Meeting.

By Order of the Board,

/s/ Erez Aminov
Erez Aminov
Chairman of the Board
Miami, Florida
July 26, 2024

Your vote is important. Whether or not you plan to participate in the Meeting, please read the attached Proxy Statement and then promptly complete, date, sign and return the enclosed proxy card in order to ensure your representation and the presence of a quorum at the Meeting. You may cast your vote by visiting www.voteproxy.com. You may also have access to the materials for the Meeting by visiting the website https://web.lumiconnect.com/241211965.

Promptly voting your shares will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

i

MIRA Pharmaceuticals, Inc.

1200 Brickell Avenue

Suite 1950 #1183

Miami, FL 33131

(786) 423-9792

ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being sent to the holders of shares of common stock, par value $0.0001 per share (“Common Stock”) of MIRA Pharmaceuticals, Inc., a Florida corporation (the “Company”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders of the Company which will be held at 10:00 a.m. Eastern Standard Time on September 12, 2024, virtually at the following link: https://web.lumiconnect.com/241211965 (the “Annual Meeting”).

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Board has fixed the close of business on July 22, 2024 as the record date (the “Record Date”) for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there are 14,780,885 shares of Common Stock of the Company outstanding. Each share of the Common Stock represents one vote that may be voted on each matter that may come before the Annual Meeting.

What matters will be voted on at the Annual Meeting?

The proposals that are scheduled to be considered and voted on at the Annual Meeting are as follows:

1.	To elect five directors to the board of directors of the Company (the “Board”) to serve until the next annual meeting of the stockholders of the Company or until their successors have been duly elected or appointed and qualified (“Director Appointment Proposal”);

2.	To ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Auditor Appointment Proposal”);

3.	To approve certain amendments to the 2022 Omnibus Incentive Plan (the “Plan”) to increase the number of shares available under the Plan (“Plan Amendment Proposal”);

4	To approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Director Appointment Proposal, Auditor Appointment Proposal, and/or Plan Amendment Proposal (the “Adjournment Proposal”, and together with the Director Appointment Proposal, Auditor Appointment Proposal, and Plan Amendment Proposal the “Proposals”); and

To conduct any other business as may properly come before the meeting or any adjournment thereof.

What are the Board’s voting recommendations?

The Board recommends that you vote “FOR” each of the Proposals.

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What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, American Stock Transfer (also known as Equiniti), you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Annual Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need a “legal proxy” from your brokerage firm, bank, dealer or other similar organization when you register for the Annual Meeting showing your stock ownership as of the Record Date.

How do I vote?

If you are a stockholder of record, you may:

1.	Vote by internet. The website address for internet voting is on your proxy card.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card.

3.	Vote at the Annual Meeting. Register, attend virtually and vote at the Annual Meeting.

If you vote by internet, please DO NOT mail your proxy card.

If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Annual Meeting, please have a legal proxy from your nominee authorizing you to vote your shares when you register for the Annual Meeting.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot or card. By completing and submitting your proxy, you will direct the designated person (also known as a “proxy”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Erez Aminov to serve as proxy for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxy will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxy will vote your shares in accordance with applicable law and his judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide you with a voting instruction card along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you fail to complete one or more of the voting instructions on the voting instruction card, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.”

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What if I do not specify how I want my shares voted?

If you submit a signed proxy card or submit your proxy by internet and do not specify how you want to vote your shares, we will vote your shares FOR each of the Proposals.

What constitutes a quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the voting power of the issued and outstanding capital stock of the Company, as of the Record Date, is represented in person or by proxy. Shares owned by the Company are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if the Company is unable to obtain a quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit continued solicitation of proxies.

What is a “broker non-vote”?

Broker non-votes occur with respect to shares held in “street name,” in cases where the record owner (for instance, the brokerage firm or bank) does not receive voting instructions from the beneficial owner and the record owner does not have the authority to vote those shares on a proposal.

Various national and regional securities exchanges applicable to brokers, banks, and other holders of record determine whether the record owner (for instance, the brokerage firm, or bank) is able to vote on a proposal if the record owner does not receive voting instructions from the beneficial owner. The record owner may vote on proposals that are determined to be routine under these rules and may not vote on proposals that are determined to be non-routine under these rules. If a proposal is determined to be routine, your broker, bank, or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. The Auditor Appointment Proposal and Adjournment Proposal are routine matters and the record owner may vote your shares on these proposals if it does not get instructions from you.

The Director Appointment Proposal and Plan Amendment Proposal are non-routine and the record owner may not vote your shares on any of these proposals if it does not get instructions from you. If you do not provide voting instructions on these matters, a broker non-vote will occur. Broker non-votes, as well as abstentions, will each be counted towards the presence of a quorum but will not be counted towards the number of votes cast for any proposal.

How many votes are needed for each proposal to pass?

Proposals		Vote Required
(1)	Approval of Director Appointment Proposal	Affirmative vote of a plurality of the shares of the voting power present. The persons receiving the greatest number of votes will be elected as director.
(2)	Approval of Auditor Appointment Proposal	Majority of the voting power present in person or by proxy and entitled to vote on the matter
(3)	Plan Amendment Proposal	Majority of the voting power present in person or by proxy and entitled to vote on the matter
(4)	Approval of Adjournment	Majority of the voting power present in person or by proxy and entitled to vote on the matter

Is broker discretionary voting allowed and what is the effect of broker non-votes?

Broker
		Discretionary	Effect of Broker Non-
Proposals		Vote Allowed	Votes on the Proposal
(1)	Director Appointment Proposal	No	None
(2)	Auditor Appointment Proposal	Yes	None
(3)	Plan Amendment Proposal	No	None
(4)	Adjournment Proposal	Yes	None

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What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as shares present and entitled to vote at the Annual Meeting to establish the quorum. Generally, unless provided otherwise by applicable law, our amended and restated bylaws provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Therefore, votes marked as “ABSTAIN” will have the same effect as a vote “AGAINST” the outcome in the Auditor Appointment Proposal, the Plan Amendment Proposal and the Adjournment Proposal. Votes marked as “ABSTAIN” on the Director Appointment Proposal will have no effect because directors are elected by plurality voting.

What are the voting procedures?

You may vote in favor of each proposal or against each Proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your voting instruction form.

Is my proxy revocable?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

ο	Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

ο	Giving written notice of revocation to the Company at the Company’s mailing address of Corporate Secretary of the Company, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: MIRA Pharmaceuticals, Inc., 1200 Brickell Avenue, Suite 1950 #1183, Miami, FL 33131, Attention: Corporate Secretary. You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by the Company’s officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

Could other matters be decided at the Annual Meeting?

Other than the Proposals, it is not expected that any other matters will be presented for action by the stockholders at the Annual Meeting.

Do I have dissenters’ (appraisal) rights?

Appraisal rights are not available to the Company’s stockholders with any of the proposals brought before the Annual Meeting.

Interest of Officers and Directors in Matters to Be Acted Upon

All of the directors have an interest in the Director Appointment Proposal. Other than as provided above, none of the officers and directors have any interest in any of the matters to be acted upon at the Annual Meeting.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

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PROPOSAL 1. ELECTION OF DIRECTORS

Our Board is currently composed of five (5) members. Directors hold office until the next annual meeting of stockholders of the Company or until their earlier death, resignation, or removal, or until their successors are elected and qualified.

Information Regarding our Directors

Our Corporate Governance and Nominating Committee (the “Nominating Committee”) recommended, and our Board approved Erez Aminov, Michael Jerman, Matthew Paul Del Giudice, M.D., Denil Nanji Shekhat, M.D., and Edward MacPherson as nominees for election as directors at the 2024 Annual Meeting to hold office for a one-year term until our annual meeting of stockholders to be held in 2025.

The director nominees have consented to be named as nominees in this proxy statement and have agreed to serve as directors if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any director nominee of the Company is unable or declines to serve as a director at the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the nominees will be unavailable for election. The elected directors will hold office until the next Annual Meeting or until their earlier death, resignation, or removal, or until their successors are elected and qualified. There are no arrangements or understandings between any of our directors and any other person under which any director was selected to serve as a director of our Company. There are no family relationships among our directors or officers.

The following sets forth the persons nominated by the Board for election and certain information concerning those individuals:

Name	Age	Position
Erez Aminov	46	Chief Executive Officer and Chairman
Michael Jerman	40	Director
Matthew Paul Del Giudice, M.D.	42	Director
Denil Nanji Shekhat, M.D.	43	Director
Edward MacPherson	36	Director

The following is a brief biography of each of our directors nominees:

Erez Aminov has served as a director and our Chief Executive Officer since April 2023 and our Chairman since March 2024. Mr. Aminov is an experienced biotechnology consultant and investor and initially joined our as a consultant in 2022. Mr. Aminov’s experience in the biotech consulting sector began in 2021 when he founded Locate Venture Corp. in September 2021. Locate Venture is a strategy and investment consulting firm focused on advancing and supporting early-stage biotech startups. Prior to founding Locate Venture Corp., from February 2015 to September 2020, Mr. Aminov served as the President of Finds4less Inc., a global distributor of electronics and gaming products. In this role, Mr. Aminov provided strategic oversight and direction for all aspects of the company’s operations, while also spearheading new business development initiatives to capitalize on emerging market opportunities. Mr. Aminov’s more than two decades of experience includes experience with the biotech industry’s particular challenges, including creating strategic alliances and guiding startups toward growth and prosperity. Mr. Aminov earned a B.A. in Accounting from Touro University in New York. We believe that Mr. Aminov is qualified to serve as one of our directors based on his finance and investment experience, particularly with early stage life sciences companies.

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Michael Jerman, CPA joined our company as a director in December 2023. He also serves as a member of the board of directors of Inhibitor Therapeutics, Inc. (OTC:INTI). Mr. Jerman has served as the managing partner at Hollywell Partners, a professional accounting and finance consulting firm, since May 2019, and has provided chief financial officer and other services to multiple private equity-backed companies in the energy, SaaS, and manufacturing industries. Prior to his role with Hollywell Partners, he was a Director with PwC in the US and UK from January 2007 to August of 2019 and was a Captain with the United States Air Force from July 2003 to June 2015. He has led global public and private client engagements in the industries of retail and consumer, energy, utilities and mining, and transportation and logistics. Mr. Jerman has significant experience in client equity and debt offerings, business combinations inclusive of public listing and reporting requirements, initial valuations and ongoing goodwill impairment analyses, share-based awards, restructuring, and global taxes, as well as stakeholder management, specifically with board and management presentation experience to include annual and quarterly requirements, fee negotiations, technical accounting and finance discussions, and fraud and non-compliance investigations. Mr. Jerman has specialized in rapid project mobilization and deployment of skilled resources for emergency issues, design, and implementation of small to large scale assurance requirements and advisory projects. Mr. Jerman’s additional experience includes leading PwC’s data acquisition methods and tools, client acquisitions and systems implementations to include new SOX-compliant control plan implementations across multiple systems, leading co-sourced internal audit projects, and time spent driving PwC’s lean efficiency initiatives. Mr. Jerman was a member of the PwC national office within the SEC PCAOB quality group supporting Europe and the EMEA regions with complex accounting and audit consultations. He earned a B.S. in accounting from the University of South Florida, an M.S. in accounting from the University of Tampa, and an M.B.A. from the University of Oxford.

Dr. Matthew Paul Del Giudice joined our company as a director in March 2024. Dr. Del Giudice has practiced as a radiologist since 2014. He currently serves as a general overnight emergency radiologist at the Cleveland Clinic and as a real estate investor with Comfort Living, LLC. Prior to joining the Cleveland Clinic, from March 2021 to May 2022, Dr. Del Giudice was a general radiologist with Radiology and Imaging Specialists in Lakeland, Florida. From July 2015 to February 2021, Dr. Del Giudice was a radiologist with Radiology Partners Phoenix, and from July 2014 to June 2015, he practiced as a musculoskeletal radiologist at the University of Arizona Health Sciences Center – Tucson. Dr. Del Giudice received his B.S. from the University of Illinois at Urbana-Champaign, his M.D. from Loyola University Stritch School of Medicine, completed his radiology residency at Loyola University Medical Center, and his musculoskeletal radiology fellowship at the University of Arizona Health Sciences Center – Tucson. Dr. Del Giudice is licensed to practice medicine in Florida and Ohio.

Dr. Denil Nanji Shekhat joined our company as a director in March 2024. Dr. Shekhat has practiced as a radiologist since 2014 and currently practices at DNS Teleradiology in Wellington, Florida. Prior to starting DNS Teleradiology, Dr. Shekhat was a musculoskeletal specialist for Radiology Associates of Florida/ Radiology Partners from July 2018 to December 2023. From July 2015 to August 2018, Dr. Shekhat practiced as a general and musculoskeletal radiologist with Bethesda Radiology Associates. Dr. Shekhat received his B.A. in economics from Bowdoin College, his M.D. from the University of Tennessee Health Science Center, College of Medicine, completed his radiology residency at Baptist Memorial Hospital and his musculoskeletal radiology fellowship at the University of Arizona. Dr. Shekhat is currently licensed to practice medicine in Florida.

Edward MacPherson joined our company as a director in March 2024. Mr. MacPerson currently serves as Chief Growth Officer for Power Digital, an industry leading digital marketing agency. Prior to joining Power Digital, from May 2016 to December 2023, he served as CEO and Head of Growth for Endrock Growth & Analytics, a company he founded and sold to Power Digital. Prior to founding Endrock Growth & Analytics, Mr. MacPherson held senior marketing and leadership positions at sunglass maker Prive Revaux (March 2018 to April 2020), curated meal company Menud (October 2014 to April 2018) and Rejuvenetics, LLC, a distributor of health and wellness products (December 2012 to March 2016). Mr. Macpherson holds a BA in Economics from Gettysburg College.

Family Relationships

There are no family relationships among any of our directors and executive officers.

Director Independence

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our board of directors has determined that Michael Jerman, Dr. Matthew Del Giudice, Dr. Denil Shekhat and Edward MacPherson do not have any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are independent directors under the Nasdaq Listing Rules.

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In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the transactions described in the section of this Proxy Statement titled “Certain Relationships and Related Party Transactions.”

Committees of the Board of Directors

Our Board has established an audit committee, a compensation committee, and a nominating and corporate governance committee. The functions of these committees are described below. Members will serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

Our audit committee consists of Michael Jerman, Dr. Denil Shekhat and Edward MacPherson, with Michael Jerman serving as the chair of the audit committee. Each member of the committee meets the requirements for independence under the listing standards of Nasdaq and SEC rules and regulations, including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each member of our audit committee also meets the financial literacy requirements of the listing standards of Nasdaq. In addition, our board of directors has determined that Michael Jerman is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act.

The audit committee’s main purpose is to oversee our corporate accounting and financial reporting process. Our audit committee is responsible for, among other things:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

●	helping to ensure the independence and performance of the independent registered public accounting firm;

●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end results of operations;

●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

●	reviewing our policies on risk assessment and risk management;

●	reviewing related party transactions;

●	reviewing and pre-approving, as required, all audit and all permissible non-audit services to be performed by the independent registered public accounting firm; and

●	assisting our board of directors in monitoring the performance of our internal audit function.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq, a copy of which is available on our website at www.mirapharmaceuticals.com.

Compensation Committee

Our compensation committee consists of Dr. Denil Shekhat and Edward MacPherson, with Dr. Denil Shekhat serving as the chair of the compensation committee. Each member of the committee meets the requirements for independence under the listing standards of Nasdaq and SEC rules and regulations. Each member of our compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, or Rule 16b-3. In arriving at these determinations, our board of directors examined all factors relevant to determining whether any compensation committee member has a relationship to us that is material to that member’s ability to be independent from management in connection with carrying out such member’s duties as a compensation committee member.

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The compensation committee’s main purpose is to review and recommend policies relating to compensation and benefits of our officers and employees. Our compensation committee is responsible for, among other things:

●	reviewing, approving, and determining, or making recommendations to our board of directors regarding, the compensation and compensation arrangements of our executive officers;

●	administering our equity compensation plans;

●	reviewing and approving, or making recommendations to our board of directors regarding, incentive compensation and equity compensation plans; and

●	establishing and reviewing general policies relating to compensation and benefits of our employees.

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq, a copy of which is available on our website.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Dr. Matthew DelGuidice and Dr. Denil Shekhat with Dr. Matthew DelGuidice serving as the chair of the nominating and corporate governance committee. Each member of the committee meets the requirements for independence under the listing standards of Nasdaq and SEC rules and regulations.

Our nominating and corporate governance committee is responsible for, among other things:

●	identifying, evaluating, and selecting, or making recommendations to our board of directors regarding, nominees for election to our board of directors and its committees;

●	developing and overseeing the annual evaluation of our board of directors and of its committees;

●	considering and making recommendations to our board of directors regarding the composition of our board of directors and its committees;

●	overseeing our corporate governance practices; and

●	making recommendations to our board of directors regarding corporate governance guidelines.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable listing standards of Nasdaq, a copy of which is available on our website.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is a current or former executive officer or employee of our company. None of our executive officers serves as a member of the compensation committee of any entity that has one or more executive officers serving on our compensation committee.

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Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our board of directors administers this oversight function directly through our board of directors as a whole, and through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, including risks associated with cybersecurity and data protection, and our audit committee has the responsibility to consider our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our audit committee will review legal, regulatory, and compliance matters that could have a significant impact on our financial statements. Our nominating and corporate governance committee will monitor the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our compensation committee will assess and monitor whether any of our compensation policies and programs has the potential to encourage excessive risk taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors will be regularly informed through committee reports about such risks.

Board Diversity

Our nominating and corporate governance committee is responsible for reviewing with the board of directors, on an annual basis, the appropriate characteristics, skills, and experience required for the board of directors as a whole and its individual members. Although our board of directors does not have a formal written diversity policy with respect to the evaluation of director candidates, in its evaluation of director candidates, our nominating and corporate governance committee will consider factors including, without limitation, issues of character, integrity, judgment, potential conflicts of interest, other commitments, and diversity, and with respect to diversity, such factors as gender, race, ethnicity, experience, and area of expertise, as well as other individual qualities and attributes that contribute to the total diversity of viewpoints and experience represented on the board of directors.

The nominating and corporate governance committee will ensure compliance with the new rule by Nasdaq for board diversity (the “Nasdaq Diversity Rule”), on or before the date required under the Nasdaq Diversity Rule. The Nasdaq Diversity Rule requires, assuming our shares of common stock are listed on the Nasdaq Capital Market and that we are a smaller reporting company, that we will have at least two directors serving on our board of directors, at least one of which identifies as female and the second of which identifies as female, underrepresented minority or LGBTQ+, by December 31, 2026, unless our board of directors is comprised of five or less directors.

Code of Business Conduct and Ethics

Our Board has adopted a code of business conduct and ethics applicable to all of our directors, officers (including our principal executive officer, principal financial officer, and principal accounting officer) and all global employees in accordance with applicable federal securities laws and corporate governance rules of the Nasdaq Capital Market. Our code of business conduct and ethics is available on our website. Any amendments to the code of business conduct and ethics, or waivers of its requirements, will, if required, be disclosed on our website.

Insider Trading Policy

Our board of directors has adopted an insider trading policy filed as Exhibit 19.1 to its Form 10-K for 2023.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines, a copy of which is available on our website.

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Director Compensation

We did not provide any cash compensation to any of our directors during the year ended December 31, 2023 in their capacity as directors. However, on April 28, 2023, each non-employee director was granted an additional option to purchase up to 10,000 shares of our common stock under the 2022 Omnibus Plan. Each such option was immediately vested in full upon grant and has a 10-year term.

Certain of our former directors have received option grants as a result of their service to our company in a non-director capacity. Prior to his appointment as Executive Chairman, Dr. Chapman was a party to a consulting agreement with our company entered into in April 2022 and was granted additional options in his capacity as a consultant on June 15, 2022. Dr. Chapman also received employee related grants in April 2023 and August 2023. Mr. Kroenig previously provided consulting services to our company in 2022 and received an additional option grant on June 15, 2022, under which he has the right to purchase up to 10,000 shares of our common stock. Upon his appointment as our General Counsel, Mr. Christos Nicholoudis was granted an option to purchase shares of our common of 15,000 shares in April 2023, and 10,000 shares in August 2023.

Vote Required

If a quorum is present, the Company nominees will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting. Abstentions and broker non-votes have no effect on the vote. The five Company nominees receiving the highest number of affirmative votes will be elected directors of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR.

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PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board has appointed Cherry Bekaert LLP (“Cherry Bekaert”) as our independent registered accounting firm for the fiscal year ending December 31, 2024. If the appointment is not ratified, the audit committee will investigate the reasons for stockholder rejection and will re-consider the appointment. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of us and our stockholders.

Representatives of Cherry Bekaert are not expected to be present at the Annual Meeting. However, we will provide contact information for Cherry Bekaert to any stockholders who would like to contact the firm with appropriate questions.

Audit Fees.

The aggregate fees billed by Cherry Bekaert for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2023 and December 31, 2022 totaled $0.06 million and $0.05 million, respectively.

The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.

The aggregate fees billed by Cherry Bekaert for audit-related fees for the years ended December 31, 2023 and 2022 were $0.1 million and $0.01 million, respectively. The fees were provided in consideration of services consisting of review and update procedures associated with registration statements and other SEC filings.

Tax Fees.

The aggregate fees billed by Cherry Bekaert for professional services rendered for tax compliance for the years ended December 31, 2023 were $0.02 million. There were no such fees incurred in 2022. The fees were provided in consideration of services consisting of preparation of tax returns and related tax advice.

All Other Fees. None

The Audit Committee of our board of directors has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and non-audit services provided by Cherry Bekaert in 2023. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee chairperson has been designated by the Audit Committee to approve any audit-related services arising during the year that were not pre-approved by the Audit Committee. Any non-audit service must be approved by the full Audit Committee. Services approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved the foregoing services provided by Cherry Bekaert LLP.

Vote Required

The affirmative vote of a majority of the voting power present or represented by proxy is required to approve the Auditor Appointment Proposal. Abstentions represent the voting power present under the Company’s amended and restated bylaws, and accordingly will have the same effect as a vote “AGAINST” the outcome of this Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AUDITOR.

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PROPOSAL 3. AMENDMENTS TO THE COMPANY’S 2022 OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE

Overview

At the Annual Meeting, stockholders are also being asked to approve the following amendments to Section 6(a) of the Plan:

●	to increase the number of shares reserved under the Plan from 2,000,000 to 5,000,000; and

●	to increase the number of shares subject to the Plan pursuant to the Plan’s evergreen provision and replace the Plan’s Current Evergreen Provision (as defined below) to provide for an annual increase on the first day of each fiscal year equal to the lesser of (a) 500,000 shares; (b) 5.0% of the outstanding shares of all class of our common stock as of the last day of the immediately preceding fiscal year; or such other amount as our board of directors may determine (collectively, the “Plan Amendments”).

The purpose of the Plan is to advance the interests of the Company and its stockholders by enabling the Company to attract and retain qualified individuals to perform services, to provide incentive compensation for such individuals in a form that is linked to the growth and profitability of Company and increases in stockholder value, and to provide opportunities for equity participation that align the interests of recipients with those of its stockholders. T

Below is a summary of the terms of the Plan. Please see Appendix A to this proxy statement for the complete plan, which include the proposed Plan Amendments.

Administration

The Plan is administered by our board of directors or our compensation committee, or any other committee or subcommittee or one or more of our officers to whom authority has been delegated (collectively, the “Administrator”). The Administrator has the authority to interpret the Plan and award agreements entered into with respect to the Plan; to make, change and rescind rules and regulations relating to the Plan; to make changes to, or reconcile any inconsistency in, the Plan or any award agreement covering an award; and to take any other actions needed to administer the Plan.

Eligibility

The Administrator may designate any of the following as a participant under the Plan: any officer or employee, or individuals engaged to become an officer or employee, of our company or our affiliates; and consultants of our company or our affiliates, and our directors, including our non-employee directors.

Types of Awards

The Plan permits the Administrator to grant stock options, stock appreciation rights (“SARs”), performance shares, performance units, shares of common stock, restricted stock, restricted stock units (“RSUs”), cash incentive awards, dividend equivalent units, or any other type of award permitted under the Plan. The Administrator may grant any type of award to any participant it selects, but only our employees or our subsidiaries’ employees may receive grants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code. Awards may be granted alone or in addition to, in tandem with, or (subject to the repricing prohibition described below) in substitution for any other award (or any other award granted under another plan of our company or any affiliate, including the plan of an acquired entity).

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Shares Reserved Under the Plan

The Plan currently provides that 2,000,000 shares of our common stock are reserved for issuance under the Plan, all of which may be issued pursuant to the exercise of incentive stock options. The number of shares available for issuance under our Plan will also include an annual increase on the first day of each fiscal year equal to the lesser of:

●	200,000 shares;

●	1.0% of the outstanding shares of all class of our common stock as of the last day of the immediately preceding fiscal year; or

●	such other amount as our board of directors may determine (collectively, the “Current Evergreen Provision”).

The number of shares reserved for issuance under the Plan will be reduced on the date of the grant of any award by the maximum number of shares, if any, with respect to which such award is granted. However, an award that may be settled solely in cash will not deplete the Plan’s share reserve at the time the award is granted. If (a) an award expires, is canceled, or terminates without issuance of shares or is settled in cash, (b) the Administrator determines that the shares granted under an award will not be issuable because the conditions for issuance will not be satisfied, (c) shares are forfeited under an award, (d) shares are issued under any award and we reacquire them pursuant to our reserved rights upon the issuance of the shares, (e) shares are tendered or withheld in payment of the exercise price of an option or as a result of the net settlement of outstanding stock appreciation rights or (f) shares are tendered or withheld to satisfy federal, state or local tax withholding obligations, then those shares are added back to the reserve and may again be used for new awards under the Plan. However, shares added back to the reserve pursuant to clauses (d), (e) or (f) in the preceding sentence may not be issued pursuant to incentive stock options.

Options

The Administrator may grant stock options and determine all terms and conditions of each stock option, which include the number of stock options granted, whether a stock option is to be an incentive stock option or non-qualified stock option, and the grant date for the stock option. However, the exercise price per share of common stock may never be less than the fair market value of a share of common stock on the date of grant and the expiration date may not be later than 10 years after the date of grant. Stock options will be exercisable and vest at such times and be subject to such restrictions and conditions as are determined by the Administrator, including with respect to the manner of payment of the exercise price of such stock options.

Stock Appreciation Rights

The Administrator may grant SARs, which represent the right of a participant to receive cash in an amount, or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time. The Plan provides that the Administrator will determine all terms and conditions of each SAR, including, among other things: (a) whether the SAR is granted independently of a stock option or relates to a stock option, (b) the grant price, which may never be less than the fair market value of our common stock as determined on the date of grant, (c) a term that must be no later than 10 years after the date of grant, and (d) whether the SAR will settle in cash, common stock or a combination of the two.

Performance and Stock Awards

The Administrator may grant awards of shares of common stock, restricted stock, RSUs, performance shares or performance units. Restricted stock means shares of common stock that are subject to a risk of forfeiture or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals (as described below) or upon the completion of a period of service. An RSU grants the participant the right to receive cash or shares of common stock the value of which is equal to the fair market value of one share of common stock, to the extent performance goals are achieved or upon the completion of a period of service. Performance shares give the participant the right to receive shares of common stock to the extent performance goals are achieved. Performance units give the participant the right to receive cash or shares of common stock valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of common stock, to the extent performance goals are achieved.

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The Administrator will determine all terms and conditions of the awards including (a) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (b) the length of the vesting or performance period and, if different, the date that payment of the benefit will be made, (c) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of common stock, and (d) with respect to performance shares, performance units, and RSUs, whether the awards will settle in cash, in shares of common stock (including restricted stock), or in a combination of the two.

Cash Incentive Awards

The Administrator may grant cash incentive awards. An incentive award is the right to receive a cash payment to the extent one or more performance goals are achieved. The Administrator will determine all terms and conditions of a cash incentive award, including, but not limited to, the performance goals (described below), the performance period, the potential amount payable, and the timing of payment. While the Plan permits cash incentive awards to be granted under the Plan, we may also make cash incentive awards outside of the Plan.

Performance Goals

For purposes of the Plan, the Administrator may establish objective or subjective performance goals which may apply to any performance award. Such performance goals may include, but are not limited to, one or more of the following measures with respect to our company or any one or more of our subsidiaries, affiliates, or other business units: net sales; cost of sales; gross income; gross revenue; revenue; operating income; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before interest, taxes, depreciation, amortization and exception items; income from continuing operations; net income; earnings per share; diluted earnings per share; total stockholder return; fair market value of a share of common stock; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; return on stockholder equity; return on invested capital; return on average total capital employed; return on net capital employed; return on assets; return on net assets employed before interest and taxes; operating working capital; average accounts receivable (calculated by taking the average of accounts receivable at the end of each month); average inventories (calculated by taking the average of inventories at the end of each month); economic value added; succession planning; manufacturing return on assets; manufacturing margin; and customer satisfaction. Performance goals may also relate to a participant’s individual performance. The Administrator reserves the right to adjust any performance goals or modify the manner of measuring or evaluating a performance goal.

Dividend Equivalent Units

The Administrator may grant dividend equivalent units. A dividend equivalent unit gives the participant the right to receive a payment, in cash or shares of common stock, equal to the cash dividends or other distributions that we pay with respect to a share of common stock. We determine all terms and conditions of a dividend equivalent unit award, except that dividend equivalent units may not be granted in connection with a stock option or SAR, and dividend equivalent unit awards granted in connection with another award cannot provide for payment until the date such award vests or is earned, as applicable.

Other Stock-Based Awards

The Administrator may grant to any participant shares of unrestricted stock as a replacement for other compensation to which such participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right or as a bonus.

Transferability

Awards are not transferable, including to any financial institution, other than by will or the laws of descent and distribution, unless the Administrator allows a participant to (a) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (b) transfer an award to a former spouse as required by a domestic relations order incident to a divorce, or (c) transfer an award without receiving any consideration.

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Adjustments

If (a) we are involved in a merger or other transaction in which our shares of common stock are changed or exchanged; (b) we subdivide or combine shares of common stock or declare a dividend payable in shares of common stock, other securities, or other property (other than stock purchase rights issued pursuant to a stockholder rights agreement); (c) we effect a cash dividend that exceeds 10% of the fair market value of a share of common stock or any other dividend or distribution in the form of cash or a repurchase of shares of common stock that our board of directors determines is special or extraordinary, or that is in connection with a recapitalization or reorganization; or (d) any other event occurs that in the Administrator’s judgment requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the Plan, then the Administrator will, in a manner it deems equitable, adjust any or all of (1) the number and type of shares subject to the Plan and which may, after the event, be made the subject of awards; (2) the number and type of shares of common stock subject to outstanding awards; (3) the grant, purchase, or exercise price with respect to any award; and (4) the performance goals of an award. In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award, subject to the terms of the Plan.

The Administrator may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, authorize the issuance or assumption of awards upon terms and conditions we deem appropriate without affecting the number of shares of common stock otherwise reserved or available under the Plan.

Change of Control

Upon a change of control (as defined in the Plan), the successor or surviving corporation may agree to assume some or all outstanding awards or replace them with the same type of award with similar terms and conditions, without the consent of any participant, subject to the following requirements:

●	Each award that is assumed must be appropriately adjusted, immediately after such change of control, to apply to the number and class of securities that would have been issuable to a participant upon the consummation of such change of control had the award been exercised, vested, or earned immediately prior to such change of control, and other appropriate adjustment to the terms and conditions of the award may be made.

●	If the securities to which the awards relate after the change of control are not listed and traded on a national securities exchange, then (a) each participant must be provided the option to elect to receive, in lieu of the issuance of such securities, cash in an amount equal to the fair value of the securities that would have otherwise been issued, and (b) no reduction may be taken to reflect a discount for lack of marketability, minority, or any similar consideration, for purposes of determining the fair value of such securities.

●	If a participant is terminated from employment without cause, or due to death or disability, or the participant resigns employment for good reason (as defined in any award or other agreement between the participant and our company or an affiliate) within two years following the change of control, then upon such termination, all of the participant’s awards in effect on the date of such termination will vest in full or be deemed earned in full.

If the purchaser, successor, or surviving entity does not assume the awards or issue replacement awards, then immediately prior to the change of control date, unless the Administrator otherwise determines:

●	Each stock option or SAR then held by a participant will become immediately and fully vested, and all stock options and SARs will be cancelled on the change of control date in exchange for a cash payment equal to the excess of the change of control price of the shares of common stock over the purchase or grant price of such shares under the award.

●	Unvested restricted stock and RSUs (that are not performance awards) will vest in full.

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●	All performance shares, performance units and cash incentive awards for which the performance period has expired will be paid based on actual performance, and all such awards for which the performance period has not expired will be cancelled in exchange for a cash payment equal to the amount that would have been due under such awards, valued assuming achievement of target performance goals at the time of the change of control, prorated based on the number of full months elapsed in the performance period.

●	All unvested dividend equivalent units will vest (to the same extent as the award granted in tandem with such units) and be paid.

●	All other unvested awards will vest and any amounts payable will be paid in cash.

Term of Plan

Unless earlier terminated by our board of directors, the Plan will terminate on, and no further awards may be granted, after the tenth (10th) anniversary of its effective date.

Termination and Amendment of Plan

Our board of directors or the Administrator may amend, alter, suspend, discontinue, or terminate the Plan at any time, subject to the following limitations:

●	Our board of directors must approve any amendment to the Plan if we determine such approval is required by prior action of our board of directors, applicable corporate law, or any other applicable law;

●	Stockholders must approve any amendment to the Plan, which may include an amendment to materially increase the number of shares reserved under the Plan, if we determine that such approval is required by Section 16 of the Exchange Act, the Code, the listing requirements of any principal securities exchange or market on which the shares are then traded, or any other applicable law; and

●	Stockholders must approve any amendment to the Plan that would diminish the protections afforded by the participant award limits or repricing and backdating prohibitions.

Amendment, Modification, Cancellation and Disgorgement of Awards

Subject to the requirements of the Plan, the Administrator may modify or amend any award or waive any restrictions or conditions applicable to any award or the exercise of the award, or amend, modify, or cancel any terms and conditions applicable to any award, in each case, by mutual agreement of the Administrator and the participant or any other person that may have an interest in the award, so long as any such action does not increase the number of shares of common stock issuable under the Plan.

We do not need to obtain participant (or other interested party) consent for any such action (a) that is permitted pursuant to the adjustment provisions of the Plan; (b) to the extent we deem the action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our common stock is then traded; (c) to the extent we deem the action is necessary to preserve favorable accounting or tax treatment of any award for us; or (d) to the extent we determine that such action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person as may then have an interest in the award.

The Administrator can cause a participant to forfeit any award, and require the participant to disgorge any gains attributable to the award, if the participant engages in any action constituting, as determined by the Administrator in its discretion, cause for termination, or a breach of a material company policy, any award agreement or any other agreement between the participant and us or one of our affiliates concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

Any awards granted under the Plan, and any shares of common stock issued or cash paid under an award, will be subject to recoupment our Compensation Recovery Policy, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to us, or that may be provided for in any cash or equity award granted by us.

Vote Required

The affirmative vote of a majority of the voting power present or represented by proxy is required to approve the Plan Amendment Proposal. Abstentions represent the voting power present under the Company’s amended and restated bylaws, and accordingly will have the same effect as a vote “AGAINST” the outcome of this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PLAN AMENDMENTS.

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PROPOSAL 4. APPROVAL OF THE ADJOURNMENT

General

The Company is asking stockholders to approve, if necessary, adjournment of the Annual Meeting to solicit additional proxies in favor of the Director Appointment, the Auditor Appointment, and/or the Plan Amendments. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

The affirmative vote of a majority of the voting power present or represented by proxy is required to approve the Adjournment Proposal. Abstentions represent the voting power present under the Company’s amended and restated bylaws, and accordingly will have the same effect as a vote “AGAINST” the outcome of this Proposal 4.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT.

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EXECUTIVE AND DIRECTOR COMPENSATION

The following table shows the compensation paid by us during the 2023 and 2022 fiscal years to our named executive officers.

Name and principal position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($) (6)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Erez Aminov,	2023	83,333	208,006	(1)	-	1,368,600		-	-	5,625	(2)	1,665,564
CEO	2022	-	-		-	-		-	-	-		-

Michelle Yanez,	2023	165,000	88,475	(1)	-	282,215		-	-	5,934	(2)	541,624
CFO	2022	110,000			-	36,950		-	-	6,071	(2)	153,021

Adam Kaplin,	2023	50,000	-		-	149,600		-	-	-		199,600
former President & CSO	2022	-	50,001	(3)	-	739,000		-	-	-		789,001

Jude Uzonwanne,	2023	75,000	-		-	-		-	-	6,569	(2)	81,569
former CEO	2022	125,000	50,000	(4)	-	739,000	(5)	-	-	8,385	(2)	922,385

Jim McNulty,	2023	154,000	-		-	-		-	-	-		154,000
former CFO	2022	266,869	100,000	(3)	-	-		-	-	-		366,869

(1)	The amounts represent IPO bonuses paid in 2023.
(2)	Amount represents health insurance premiums paid.
(3)	The amounts represent milestone payments pursuant to prior employment agreements.
(4)	The bonus represents a paid sign-on amount.
(5)	Of these 2022 option grants, 75% were cancelled and non-exercisable as of April 2023, pursuant to the termination of Mr. Uzonwanne.
(6)	The reported amounts represent the aggregate grant date fair value of the awards computed in accordance with Financial Accounting Standards Board Account Standards Codification Topic 718, Stock Compensation, as modified or supplemented, or FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 8 to our Consolidated Financial Statements for the year ended December 31, 2022 included in the Company’s Form 10-K for 2023. In April 2023, we entered into an agreement with Mr. Uzonwanne in which the number of shares subject to his option agreement was reduced from 200,000 to 40,000.

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Grants of Plan-Based Awards in 2023

		Estimated Future Payouts Under Non-Equity			Estimated Future Payouts Under Equity			All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities		Exercise or Base Price of	Closing stock price on		Grant Date Fair Value of Stock
		Incentive Plan Awards			Incentive Plan Awards			Stocks or	Underlying		Option	Award		and
Name	Grant Date (1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)	Options (#)		Awards ($/Sh)	date ($/Sh)		Option Awards
Erez Aminov, CEO	4/28/2023	-	-	-	-	-	-	-	150,000	(2)	$5.00	-	(3)	$112,200
	8/17/2023	-	-	-	-	-	-	-	150,000	(4)	$6.50	$6.50		$807,600
Michelle Yanez, CFO	4/28/2023	-		-	-	-	-	-	46,667	(2)	$5.00	-	(3)	$174,535
	8/17/2023	-		-	-	-	-	-	20,000	(4)	$6.50	$6.50		$107,680
Adam Kaplin, former President & CSO	4/28/2023	-	-	-	-	-	-	-	40,000	(2)	$5.00	-	(3)	$149,600
Jude Uzonwanne, former CEO		-	-	-	-	-	-	-	-		-	-		$-
James McNulty, former CFO		-	-	-	-	-	-	-	-		-	-		$-

(1)	The “Grant Date” represents the date on which the Compensation Committee of the Board took action to grant the applicable award.
(2)	The stock awards disclosed in this item consist of options, as issued under our 2022 Omnibus Incentive Plan, which vest ratably in thirds beginning April 2023.
(3)	There was no closing stock price for our common stock since our IPO did not occur until August 2023.
(4)	The stock awards disclosed in this item consist of options, as issued under our 2022 Omnibus Incentive Plan, which vested 100% at grant.

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Outstanding equity awards

The following table summarizes outstanding unexercised options held by each of our named executive officers, as of December 31, 2023.

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Prices ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not vested (#)
Erez Aminov	150,000	-	-	$6.50	8/16/33	-	-	-	-
	50,000	100,000	-	$5.00	4/27/33	-	-	-	-

Michelle Yanez	20,000	-	-	$6.50	8/16/33	-	-	-	-
	15,556	31,111	-	$5.00	4/27/33	-	-	-	-
	6,667	3,333	-	$5.00	6/14/32	-	-	-	-

Adam Kaplin	13,334	26,666	-	$5.00	4/27/33	-	-	-	-
	100,000	100,000	-	$5.00	6/14/32	-	-	-	-

Jude Uzonwanne	50,000	-	-	$5.00	6/14/32	-	-	-	-

James McNulty	-	-	-			-	-	-	-

Option Exercises and Stock Vested

No stock options were exercised by our executive officers during the year ended December 31, 2023.

Employment Agreements

Except as set forth below, we currently have no written employment agreements with any of our named executive officers.

Erez Aminov

Effective April 28, 2023, we entered into an employment agreement with Mr. Aminov, as amended on August 28, 2023, pursuant to which Mr. Aminov will serve as our Chief Executive Officer. Under his employment agreement, as amended, Mr. Aminov has agreed to devote at least 50% of his business time to the affairs of the Company. Mr. Aminov’s employment agreement provides that his employment will be on an at-will basis and can be terminated by either Mr. Aminov or our company at any time and for any reason. Under the agreement, Mr. Aminov will receive a base salary of $0.2 million per year, effective August 1, 2023. In the event that Mr. Aminov’s employment is terminated by our company without “Cause” or is terminated by Mr. Aminov for “Good Reason”, Mr. Aminov will be entitled to severance compensation in the form of salary continuation for a period of three months (subject to Mr. Aminov executing and delivering a customary general release in favor of the company). “Cause” is defined in the agreement to include dishonesty, misappropriation, willful misconduct, breach of the agreement, and other customary matters. “Good Reason” is defined to include a material adverse change in Mr. Aminov’s compensation or duties and level of responsibility. The employment agreement also contains customary confidentiality and invention-assignment covenants to which Mr. Aminov is subject.

On August 17, 2023, Mr. Aminov received a $0.1 million cash bonus net of federal, state, local and income taxes related to the successful completion of the IPO.

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In March 2024, Mr. Aminov assumed the role of Chairman and on March 25, 2024, the Compensation Committee of the Board of Directors approved an increase to Mr. Aminov’s base salary of $0.8 million, bringing his total annual base salary to $0.28 million.

On May 28, 2024, the Compensation Committee of the Board of Directors, with reference to data provided by a third-party compensation consultant, reviewed and approved the Second Amendment to the Employment Agreement (the “Second Amendment”) with Mr. Aminov, our Chief Executive Officer, which amends the employment agreement between the Company and Mr. Aminov dated April 28, 2023, which was subsequently amended on August 28, 2023, (as amended, the “Employment Agreement”). The Company and Mr. Aminov entered into the Second Amendment on May 28, 2024.

Pursuant to the Second Amendment, (i) Mr. Aminov’s annual base salary was increased to $0.3 million per annum effective as of June 1, 2024, (ii) in the event of a Termination Without Cause or a Good Reason Resignation not in connection with a Change of Control (as defined in the MIRA Pharmaceuticals, Inc. 2022 Omnibus Incentive Plan, as amended from time to time), Mr. Aminov shall (1) be paid an amount equal to his annual Base Salary, which payment shall be made seventy-five percent (75%) in a lump sum within thirty (30) days following the effective date of the general release of claims (following any revocation period, the “Release Effective Date”) and twenty-five percent (25%) as salary continuation payments in substantially equal installments over the six (6) months following the Release Effective Date in accordance with the Company’s customary payroll practices commencing on the first payroll date following the Release Effective Date, and (2) receive twelve (12) months’ accelerated vesting of any stock options that are outstanding and unvested as of such termination, such that any outstanding and unvested stock options that would have vested during the twelve- (12) month period following the termination date had Mr. Aminov remained employed in good standing shall become immediately vested and exercisable for a period of three (3) months post-termination, and (iii) in the event of a Termination without Cause or a Good Reason Resignation within eighteen (18) months following a Change of Control (as defined in the MIRA Pharmaceuticals, Inc. 2022 Omnibus Incentive Plan, as amended from time to time), Mr. Aminov shall be entitled to receive (1) the product of (A) the sum of (x) the Mr. Aminov’s Base Salary, plus (y) the Mr. Aminov’s target annual bonus, and (B) 1.5, which payment shall be made in a lump sum within thirty (30) days following the Release Effective Date, and (2) twelve (12) months’ accelerated vesting of any stock options that are outstanding and unvested as of such termination, such that any outstanding and unvested stock options that would have vested during the twelve- (12) month period following the termination date had Mr. Aminov remained employed in good standing shall become immediately vested and exercisable for a period of three (3) months post-termination.

Michelle Yanez

On April 28, 2023, we entered into an employment agreement with Ms. Yanez pursuant to which Ms. Yanez will serve as our Chief Financial Officer on a full-time basis. Ms. Yanez’s employment agreement provides that her employment will be on an at-will basis and can be terminated by either Ms. Yanez or our company at any time and for any reason. Under the agreement, Ms. Yanez will receive an initial base salary of $0.17 per year. In the event that her employment is terminated by our company without “Cause” or is terminated by Ms. Yanez for “Good Reason”, Ms. Yanez will be entitled to severance compensation in the form of salary continuation for a period of three months (subject to Ms. Yanez executing and delivering a customary general release in favor of the company). “Cause” is defined in the agreement to include dishonesty, misappropriation, willful misconduct, breach of the agreement, and other customary matters. “Good Reason” is defined to include a material adverse change in Ms. Yanez’s compensation or duties and level of responsibility. The employment agreement also contains customary confidentiality and invention-assignment covenants to which Ms. Yanez is subject.

On August 17, 2023, Ms. Yanez received a $0.05 million cash bonus net of federal, state, local and income taxes related to the successful completion of the IPO. On March 25, 2024, the Compensation Committee of the Board of Directors approved an increase in Ms. Yanez’s base salary of $0.06 million, bringing her annual base salary to $0.23 million.

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On June 26, 2024, we entered into an Amended and Restated Employment Agreement (the “Amended and Restated Employment Agreement”) that amends and restates the Employment Agreement, dated April 28, 2023, by and among the Company and Ms. Yanez. Pursuant to the Amended and Restated Employment Agreement, Ms. Yanez will continue to serve as our Company’s Chief Financial Officer at a reduced annual base salary of $0.14 million. The Amended and Restated Employment Agreement also provides that Ms. Yanez will use her reasonable best efforts to work a minimum of thirty (30) hours per week on our matters, with the understanding that she shall have the ability to provide services to other companies owned and/or controlled by Bay Shore Trust and its affiliates, including Telomir Pharmaceuticals, Inc., where Ms. Yanez was also appointed Chief Financial Officer on June 18, 2024.

Chris Chapman

On April 28, 2023, we entered into an employment agreement with Dr. Chapman, as amended on August 28, 2023, and October 13, 2023, pursuant to which Dr. Chapman served as our Executive Chairman. Dr. Chapman’s employment agreement, as amended, provided that his employment would be on a part-time basis whereby Dr. Chapman would devote time and effort to the business and affairs of the company on an as needed basis, and it further provides that such employment would be on an at-will basis and could be terminated by either Dr. Chapman or our company at any time and for any reason. Under the agreement, Dr. Chapman would receive a base salary of $0.05 million per year for a period of 90 days following the October 13, 2023 amendment, and following the 90-day period, Dr. Chapman’s base salary will increase to $0.15 million. In the event that Dr. Chapman’s employment is terminated by our company without “Cause” or is terminated by Dr. Chapman for “Good Reason”, Dr. Chapman would be entitled to severance compensation in the form of salary continuation for a period of three months (subject to Dr. Chapman executing and delivering a customary general release in favor of the company). “Cause” is defined in the agreement to include dishonesty, misappropriation, willful misconduct, breach of the agreement, and other customary matters. “Good Reason” is defined to include a material adverse change in Dr. Chapman’s compensation or duties and level of responsibility. The employment agreement also contains customary confidentiality and invention-assignment covenants to which Dr. Chapman is subject.

On August 17, 2023, Dr. Chapman received a $0.05 million cash bonus net of federal, state, local and income taxes related to the successful completion of the IPO.

On March 9, 2024, Dr. Chapman resigned from our company as Executive Chairman, and as an employee.

Director Compensation

We did not provide any cash compensation to any of our directors during the year ended December 31, 2023 in their capacity as directors. However, on April 28, 2023, each non-employee director was granted an additional option to purchase up to 10,000 shares of our common stock under the 2022 Omnibus Plan. Each such option was immediately vested in full upon grant and has a 10-year term.

Certain of our former directors have received option grants as a result of their service to our company in a non-director capacity. Prior to his appointment as Executive Chairman, Dr. Chapman was a party to a consulting agreement with our company entered into in April 2022 and was granted additional options in his capacity as a consultant on June 15, 2022. Dr. Chapman also received employee related grants in April 2023 and August 2023. Mr. Kroenig previously provided consulting services to our company in 2022 and received an additional option grant on June 15, 2022, under which he has the right to purchase up to 10,000 shares of our common stock. Upon his appointment as our General Counsel, Mr. Christos Nicholoudis was granted an option to purchase shares of our common of 15,000 shares in April 2023, and 10,000 shares in August 2023.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 23, 2024 (or the “Beneficial Ownership Date”), the ownership of our securities by: (i) each of our directors, (ii) all persons who, to our knowledge, are the beneficial owners of more than 5% of the outstanding shares of common stock, (iii) each of the executive officers, and (iv) all of our directors and executive officers, as a group. Each person named in this table has sole investment power and sole voting power with respect to the shares of common stock set forth opposite such person’s name, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class as of July 23, 2024
Directors and Executive Officers(1)
Erez Aminov	773,500	5.10%
Michelle Yanez	136,112	*
Michael Jerman	25,000	*
Matthew Del Giudice	25,000	*
Denil Nanji Shekhat	41,667	*
Edward MacPherson	25,000	*
All current directors and officers as a group (6 persons) (2)	1,026,279	6.65%

5% Stockholders
Brian McNulty(3)	5,348,365	32.45%

*Represents beneficial ownership of less than 1%

(1)	Unless otherwise denoted, the address of each noted person is 1200 Brickell Avenue, Suite 1950 #1183, Miami, Florida 33131.

(2)	Includes shares subject to options granted under our 2022 Omnibus Plan that are exercisable as of the Beneficial Ownership Date or within 60 days of the Beneficial Ownership Date held as follows: Mr. Aminov, 400,000 shares and Ms. Yanez, 136,112 shares, Mr. Jerman, 25,000 shares, Dr. Del Guidice, 25,000 shares, Dr. Shekhat, 41,667 shares, Mr. MacPherson, 25,000 shares, and all current officers and directors as a group, 652,779 shares. Excludes shares subject to options granted under our 2022 Omnibus Plan that are not exercisable within 60 days of the Beneficial Ownership Date.

(3)	Includes (i) 10,000 shares held directly by Mr. McNulty, (ii) 2,859,318 shares held by the Bay Shore Trust, (iii) 779,047 shares held by the Celeste J Williams Lifetime QTIP Trust, (iv) 1,000,000 shares issuable pursuant to warrants held by the Bay Shore Trust that are immediately exercisable, and (v) 700,000 shares issuable pursuant to warrants held by MIRALOGX LLC, that are immediately exercisable. As trustee of the Bay Shore Trust and the Celeste J Williams Lifetime QTIP Trust, Mr. McNulty has sole voting and dispositive power over the shares held by each trust, and, as a result is deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by the trusts. The address for MIRALOGX LLC and the Bay Shore Trust is 900 West Platt Street, Suite 200, Tampa, Florida, 33606.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table indicates shares of common stock authorized for issuance under our 2022 Omnibus Plan as of December 31, 2023:

Plan category	Number of securities to be issued upon exercise of outstanding options and warrants	Weighted- average exercise price of outstanding options and warrants	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	2,973,571	$4.45	789,999
Equity compensation plans not approved by security holders	-	-	-
Total	2,973,571	$4.45	789,999

Administration

The Plan is administered by our board of directors or our compensation committee, or any other committee or subcommittee or one or more of our officers to whom authority has been delegated (collectively, the “Administrator”). The Administrator has the authority to interpret the Plan and award agreements entered into with respect to the Plan; to make, change and rescind rules and regulations relating to the Plan; to make changes to, or reconcile any inconsistency in, the Plan or any award agreement covering an award; and to take any other actions needed to administer the Plan.

Eligibility

The Administrator may designate any of the following as a participant under the Plan: any officer or employee, or individuals engaged to become an officer or employee, of our company or our affiliates; and consultants of our company or our affiliates, and our directors, including our non-employee directors.

Types of Awards

The Plan permits the Administrator to grant stock options, stock appreciation rights (“SARs”), performance shares, performance units, shares of common stock, restricted stock, restricted stock units (“RSUs”), cash incentive awards, dividend equivalent units, or any other type of award permitted under the Plan. The Administrator may grant any type of award to any participant it selects, but only our employees or our subsidiaries’ employees may receive grants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code. Awards may be granted alone or in addition to, in tandem with, or (subject to the repricing prohibition described below) in substitution for any other award (or any other award granted under another plan of our company or any affiliate, including the plan of an acquired entity).

Shares Reserved Under the Plan

The Plan currently provides that 2,000,000 shares of our common stock are reserved for issuance under the Plan, all of which may be issued pursuant to the exercise of incentive stock options. The number of shares available for issuance under our Plan will also include an annual increase on the first day of each fiscal year equal to the lesser of:

●	200,000 shares;

●	1.0% of the outstanding shares of all class of our common stock as of the last day of the immediately preceding fiscal year; or

●	such other amount as our board of directors may determine.

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The number of shares reserved for issuance under the Plan will be reduced on the date of the grant of any award by the maximum number of shares, if any, with respect to which such award is granted. However, an award that may be settled solely in cash will not deplete the Plan’s share reserve at the time the award is granted. If (a) an award expires, is canceled, or terminates without issuance of shares or is settled in cash, (b) the Administrator determines that the shares granted under an award will not be issuable because the conditions for issuance will not be satisfied, (c) shares are forfeited under an award, (d) shares are issued under any award and we reacquire them pursuant to our reserved rights upon the issuance of the shares, (e) shares are tendered or withheld in payment of the exercise price of an option or as a result of the net settlement of outstanding stock appreciation rights or (f) shares are tendered or withheld to satisfy federal, state or local tax withholding obligations, then those shares are added back to the reserve and may again be used for new awards under the Plan. However, shares added back to the reserve pursuant to clauses (d), (e) or (f) in the preceding sentence may not be issued pursuant to incentive stock options.

Options

The Administrator may grant stock options and determine all terms and conditions of each stock option, which include the number of stock options granted, whether a stock option is to be an incentive stock option or non-qualified stock option, and the grant date for the stock option. However, the exercise price per share of common stock may never be less than the fair market value of a share of common stock on the date of grant and the expiration date may not be later than 10 years after the date of grant. Stock options will be exercisable and vest at such times and be subject to such restrictions and conditions as are determined by the Administrator, including with respect to the manner of payment of the exercise price of such stock options.

Stock Appreciation Rights

The Administrator may grant SARs, which represent the right of a participant to receive cash in an amount, or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time. The Plan provides that the Administrator will determine all terms and conditions of each SAR, including, among other things: (a) whether the SAR is granted independently of a stock option or relates to a stock option, (b) the grant price, which may never be less than the fair market value of our common stock as determined on the date of grant, (c) a term that must be no later than 10 years after the date of grant, and (d) whether the SAR will settle in cash, common stock or a combination of the two.

Performance and Stock Awards

The Administrator may grant awards of shares of common stock, restricted stock, RSUs, performance shares or performance units. Restricted stock means shares of common stock that are subject to a risk of forfeiture or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals (as described below) or upon the completion of a period of service. An RSU grants the participant the right to receive cash or shares of common stock the value of which is equal to the fair market value of one share of common stock, to the extent performance goals are achieved or upon the completion of a period of service. Performance shares give the participant the right to receive shares of common stock to the extent performance goals are achieved. Performance units give the participant the right to receive cash or shares of common stock valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of common stock, to the extent performance goals are achieved.

The Administrator will determine all terms and conditions of the awards including (a) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (b) the length of the vesting or performance period and, if different, the date that payment of the benefit will be made, (c) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of common stock, and (d) with respect to performance shares, performance units, and RSUs, whether the awards will settle in cash, in shares of common stock (including restricted stock), or in a combination of the two.

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Cash Incentive Awards

The Administrator may grant cash incentive awards. An incentive award is the right to receive a cash payment to the extent one or more performance goals are achieved. The Administrator will determine all terms and conditions of a cash incentive award, including, but not limited to, the performance goals (described below), the performance period, the potential amount payable, and the timing of payment. While the Plan permits cash incentive awards to be granted under the Plan, we may also make cash incentive awards outside of the Plan.

Performance Goals

For purposes of the Plan, the Administrator may establish objective or subjective performance goals which may apply to any performance award. Such performance goals may include, but are not limited to, one or more of the following measures with respect to our company or any one or more of our subsidiaries, affiliates, or other business units: net sales; cost of sales; gross income; gross revenue; revenue; operating income; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before interest, taxes, depreciation, amortization and exception items; income from continuing operations; net income; earnings per share; diluted earnings per share; total stockholder return; fair market value of a share of common stock; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; return on stockholder equity; return on invested capital; return on average total capital employed; return on net capital employed; return on assets; return on net assets employed before interest and taxes; operating working capital; average accounts receivable (calculated by taking the average of accounts receivable at the end of each month); average inventories (calculated by taking the average of inventories at the end of each month); economic value added; succession planning; manufacturing return on assets; manufacturing margin; and customer satisfaction. Performance goals may also relate to a participant’s individual performance. The Administrator reserves the right to adjust any performance goals or modify the manner of measuring or evaluating a performance goal.

Dividend Equivalent Units

The Administrator may grant dividend equivalent units. A dividend equivalent unit gives the participant the right to receive a payment, in cash or shares of common stock, equal to the cash dividends or other distributions that we pay with respect to a share of common stock. We determine all terms and conditions of a dividend equivalent unit award, except that dividend equivalent units may not be granted in connection with a stock option or SAR, and dividend equivalent unit awards granted in connection with another award cannot provide for payment until the date such award vests or is earned, as applicable.

Other Stock-Based Awards

The Administrator may grant to any participant shares of unrestricted stock as a replacement for other compensation to which such participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right or as a bonus.

Transferability

Awards are not transferable, including to any financial institution, other than by will or the laws of descent and distribution, unless the Administrator allows a participant to (a) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (b) transfer an award to a former spouse as required by a domestic relations order incident to a divorce, or (c) transfer an award without receiving any consideration.

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Adjustments

If (a) we are involved in a merger or other transaction in which our shares of common stock are changed or exchanged; (b) we subdivide or combine shares of common stock or declare a dividend payable in shares of common stock, other securities, or other property (other than stock purchase rights issued pursuant to a stockholder rights agreement); (c) we effect a cash dividend that exceeds 10% of the fair market value of a share of common stock or any other dividend or distribution in the form of cash or a repurchase of shares of common stock that our board of directors determines is special or extraordinary, or that is in connection with a recapitalization or reorganization; or (d) any other event occurs that in the Administrator’s judgment requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the Plan, then the Administrator will, in a manner it deems equitable, adjust any or all of (1) the number and type of shares subject to the Plan and which may, after the event, be made the subject of awards; (2) the number and type of shares of common stock subject to outstanding awards; (3) the grant, purchase, or exercise price with respect to any award; and (4) the performance goals of an award. In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award, subject to the terms of the Plan.

The Administrator may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, authorize the issuance or assumption of awards upon terms and conditions we deem appropriate without affecting the number of shares of common stock otherwise reserved or available under the Plan.

Change of Control

Upon a change of control (as defined in the Plan), the successor or surviving corporation may agree to assume some or all outstanding awards or replace them with the same type of award with similar terms and conditions, without the consent of any participant, subject to the following requirements:

●	Each award that is assumed must be appropriately adjusted, immediately after such change of control, to apply to the number and class of securities that would have been issuable to a participant upon the consummation of such change of control had the award been exercised, vested, or earned immediately prior to such change of control, and other appropriate adjustment to the terms and conditions of the award may be made.

●	If the securities to which the awards relate after the change of control are not listed and traded on a national securities exchange, then (a) each participant must be provided the option to elect to receive, in lieu of the issuance of such securities, cash in an amount equal to the fair value of the securities that would have otherwise been issued, and (b) no reduction may be taken to reflect a discount for lack of marketability, minority, or any similar consideration, for purposes of determining the fair value of such securities.

●	If a participant is terminated from employment without cause, or due to death or disability, or the participant resigns employment for good reason (as defined in any award or other agreement between the participant and our company or an affiliate) within two years following the change of control, then upon such termination, all of the participant’s awards in effect on the date of such termination will vest in full or be deemed earned in full.

If the purchaser, successor, or surviving entity does not assume the awards or issue replacement awards, then immediately prior to the change of control date, unless the Administrator otherwise determines:

●	Each stock option or SAR then held by a participant will become immediately and fully vested, and all stock options and SARs will be cancelled on the change of control date in exchange for a cash payment equal to the excess of the change of control price of the shares of common stock over the purchase or grant price of such shares under the award.

●	Unvested restricted stock and RSUs (that are not performance awards) will vest in full.

●	All performance shares, performance units and cash incentive awards for which the performance period has expired will be paid based on actual performance, and all such awards for which the performance period has not expired will be cancelled in exchange for a cash payment equal to the amount that would have been due under such awards, valued assuming achievement of target performance goals at the time of the change of control, prorated based on the number of full months elapsed in the performance period.

●	All unvested dividend equivalent units will vest (to the same extent as the award granted in tandem with such units) and be paid.

●	All other unvested awards will vest and any amounts payable will be paid in cash.

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Term of Plan

Unless earlier terminated by our board of directors, the Plan will terminate on, and no further awards may be granted, after the tenth (10th) anniversary of its effective date.

Termination and Amendment of Plan

Our board of directors or the Administrator may amend, alter, suspend, discontinue, or terminate the Plan at any time, subject to the following limitations:

●	Our board of directors must approve any amendment to the Plan if we determine such approval is required by prior action of our board of directors, applicable corporate law, or any other applicable law;

●	Stockholders must approve any amendment to the Plan, which may include an amendment to materially increase the number of shares reserved under the Plan, if we determine that such approval is required by Section 16 of the Exchange Act, the Code, the listing requirements of any principal securities exchange or market on which the shares are then traded, or any other applicable law; and

●	Stockholders must approve any amendment to the Plan that would diminish the protections afforded by the participant award limits or repricing and backdating prohibitions.

Amendment, Modification, Cancellation and Disgorgement of Awards

Subject to the requirements of the Plan, the Administrator may modify or amend any award or waive any restrictions or conditions applicable to any award or the exercise of the award, or amend, modify, or cancel any terms and conditions applicable to any award, in each case, by mutual agreement of the Administrator and the participant or any other person that may have an interest in the award, so long as any such action does not increase the number of shares of common stock issuable under the Plan.

We do not need to obtain participant (or other interested party) consent for any such action (a) that is permitted pursuant to the adjustment provisions of the Plan; (b) to the extent we deem the action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our common stock is then traded; (c) to the extent we deem the action is necessary to preserve favorable accounting or tax treatment of any award for us; or (d) to the extent we determine that such action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person as may then have an interest in the award.

The Administrator can cause a participant to forfeit any award, and require the participant to disgorge any gains attributable to the award, if the participant engages in any action constituting, as determined by the Administrator in its discretion, cause for termination, or a breach of a material company policy, any award agreement or any other agreement between the participant and us or one of our affiliates concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

Any awards granted under the Plan, and any shares of common stock issued or cash paid under an award, will be subject to recoupment our Compensation Recovery Policy, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to us, or that may be provided for in any cash or equity award granted by us.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a description of transactions within the last two years to which we have been a party, in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors or holders of more than 5% of our voting securities, or an immediate family member thereof, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or amounts that would be paid or received, as applicable, in arm’s-length transactions with unrelated third parties.

Line of Credit and Promissory Note with the Bay Shore Trust

On April 28, 2023, we entered into the Bay Shore Note with the Bay Shore Trust, under which we have the right to borrow up to an aggregate of $5,000,000 from the Bay Shore Trust at any time up to the second anniversary of the issuance of the Bay Shore Note or, if earlier, upon the completion of our initial public offering. Our right to borrow funds under the Bay Shore Note is subject to the absence of a material adverse change in our assets, operations, or prospects. The Bay Share Note, together with accrued interest, will become due and payable on the second anniversary of the issuance of the note, provided that it may be prepaid at any time without penalty. The Bay Shore Note will accrue interest at a rate equal 7% per annum, simple interest, during the first year that the note is outstanding and 10% per annum, simple interest, thereafter. The Bay Shore Note is unsecured. As of June 30, 2023, the Bay Shore Note had an outstanding principal balance of $1.8 million and accrued and unpaid interest of $0.04 million. Under the Bay Shore Trust Conversion Agreement, the Bay Shore Trust agreed to convert, upon the completion of our initial public offering, $1,100,190 of the outstanding principal balance of the Bay Shore Note into shares of our common stock at a conversion price equal to our initial public offering price, which resulted in the issuance of 157,170 shares to the Bay Shore Trust upon the completion of our initial public offering. The note was paid off as of December 31, 2023.

In consideration of the loan facility provided by the Bay Shore Trust, we issued to the Bay Shore Trust a common stock purchase warrant on April 28, 2023 giving the Bay Shore Trust the right to purchase up to 1,000,000 shares of common stock at an exercise price of $5.00 per share, which warrant will expire five years after the date of grant. Pursuant to a registration rights agreement, we have granted to Bay Shore Trust the right to require us, at any time after one year following our initial public offering, to register for resale the shares issuable upon the exercise of the warrant, with such registration rights being in the form of demand and “piggyback” registration rights that are subject to customary limitations and restrictions. Upon issuance, the warrant met the criteria to be classified as equity based on an analysis under Accounting Standards Codification (480) ASC 480, “Distinguishing Liabilities from Equity” and was measured at fair value, resulting in an initial fair value of approximately $3.5 million upon issuance of the warrant using Black-Scholes valuation techniques. As of the date of this Proxy Statement, 1,000,000 warrants to Bay Shore Trust remain outstanding.

Transactions with MIRALOGX LLC

Since January 1, 2023, MIRALOGX has advanced funds on behalf of Bay Shore Trust to our company in order to fund operating activities. The total amount advanced and outstanding from MIRALOGX was $1.6 million immediately prior to being consolidated into the Bay Shore Note on June 30, 2023, and such amounts became a part of the outstanding balance of the Bay Shore Note as of June 30, 2023 and are payable under the terms of the Bay Shore Note.

We are also a party to an Agreement for Shared Lease Costs, dated April 1, 2023, with MIRALOGX under which we have agreed to pay our pro rata share of the operating usage costs owing by MIRALOGX under an aircraft lease agreement between MIRALOGX and Supera Aviation I LLC (“Supera Aviation”) based on our usage of the leased aircraft each month. No amounts are payable by us under this agreement unless and to the extent we choose to utilize the leased aircraft. As such, we discontinued the use of the aircraft in March 2023. Prior to entering into this agreement, we were a party to an aircraft lease agreement with Supera Aviation from April 20, 2021, through March 31, 2023. We paid Supera Aviation an aggregate of $0.5 million during the first quarter of 2023 and $1.7 million in 2022. Supera Aviation is a company owned by Starwood Trust.

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On November 15, 2023, we entered into an exclusive license agreement in with MIRALOGX to develop and commercialize a drug product containing 2-(2-chlorophenyl)-2-(methylamino) cyclopentan-1-one (sometimes referred to by the Parties as “M209” or “KETAMIR-2”) as an active agent in North America. The exclusive license in the license agreement includes our right to sublicense the licensed intellectual property. Pursuant to the terms of the license agreement, and subject to the conditions set forth therein, we paid MIRALOGX a one-time, nonrefundable payment of $100,000 upon the signing of the Agreement and will be obligated to pay quarterly royalty payments on sales of the Product in the Territory of 8% of net sales and 8% of other revenue (such as milestone or sublicense payments) from licensed products. Also, in consideration of License Agreement, we issued to MIRALOGX a common stock purchase warrant to purchase up to 700,000 shares of our common stock. The MIRALOGX Warrants are exercisable, in whole or in part, any time prior to November 15, 2028, at a cash exercise price of $2.00 per share. As of the date of this Proxy Statement, 700,000 warrants to MIRALOGX remain outstanding.

On November 15, 2023, we entered into a promissory note and loan agreement with MIRALOGX. Pursuant to the loan agreement, we may borrow up to $3.0 million from MIRALOGX to fund the development of licensed products under the license agreement. Together with any advance request, we will deliver to the Lender a budget for the requested advance. The budget may only include costs directly associated with preparing an IND application for KETAMIR-2, exclusive of personnel costs. Any advances made by the Lender to us pursuant to this note may be repaid by us (together with any and all interest accrued thereon) at any time without penalty or premium in accordance with the terms hereof. Amounts repaid hereunder may not be reborrowed. The loan agreement has a one-year term, and all outstanding principal and accrued but unpaid interest must be repaid in full on November 15, 2023. Interest on the amounts borrowed under the loan agreement accrues at an annual fixed rate of 8%. We may prepay all or a portion of the outstanding principal and accrued unpaid interest under the loan agreement at any time without a prepayment fee. As of the date of this Proxy Statement, we have not drawn any amounts under the MIRALOGX loan agreement, and the loan remains available for use.

Review and Approval of Related Party Transactions

Our board of directors has adopted a written policy regarding the review and approval of related party transactions. Our audit committee charter provides that the audit committee shall review and approve or disapprove any related party transactions, which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed the lessor of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years and in which a related person has or will have a direct or indirect material interest. Our policy regarding transactions between us and related persons provides that a related person is defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and any of their immediate family members.

Certain of the foregoing disclosures are summaries of certain provisions of our related party agreements and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. Copies of certain of the agreements have been filed as exhibits to the Company’s Annual Report on Form 10-K and are available electronically on the website of the SEC at www.sec.gov.

As a matter of corporate governance policy, we have not and will not make loans to officers or loan guarantees available to “promoters” as that term is commonly understood by the SEC and state securities authorities.

All future transactions between us and our officers, directors or five percent stockholders, and respective affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of our independent directors who do not have an interest in the transactions and who had access, at our expense, to our legal counsel or independent legal counsel.

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STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

To be considered for inclusion as a director nominee in the proxy statement relating to our 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), the notice must comply with Rule 14a-9 under the Exchange Act, and include certain information concerning the nominee or proposal, as the case may be, and information concerning the proposing or nominating stockholder’s ownership of and agreements related to our stock, the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve. For all business proposed to be brought to the 2025 Annual Meeting other than director nominations, a proposing stockholder’s notice must be delivered to or mailed and received at the Company’s principal office on or before May 14, 2025 (without regard to any postponements or adjournments of such meeting after the notice was first given). The notice must include a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting, the text of any proposal or business, and any substantial interest in such business of such stockholder and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), and description of all agreements, arrangements or understandings between or among such stockholder, the beneficial owner, if any, on whose behalf the proposal is being made, any of their affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such business. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. Proposals should be addressed to our Corporate Secretary at:

MIRA Pharmaceuticals, Inc.

1200 Brickell Avenue

Suite 1950 #1183

Miami, FL 33131

(786) 423-9792.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

This proxy statement, the Notice of Annual Meeting of Stockholders, and our form of proxy card are available for viewing, printing and downloading at https://www.astproxyportal.com/ast/27484. To view these materials please have your control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2023, is available for viewing on the SEC at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at https://www.mirapharmaceuticals.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to us at 1200 Brickell Avenue, Suite 1950 #1183, Miami, FL, 33131, Attention: Investor Relations. Exhibits will be provided upon written request and payment of an appropriate processing fee.

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STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to 1200 Brickell Avenue, Suite 1950 #1183, Miami, FL, 33131, Attention: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Such filings are made available on our Internet website, www.mirapharmaceuticals.com, as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC. The SEC maintains an Internet site, www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including the Company.

By Order of the Board of Directors,

/s/ Erez Aminov
Name:	Erez Aminov
Title:	Chief Executive Officer and Chairman of the Board of Directors

July 26, 2024

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Appendix A

MIRA PHARMACEUTICALS, INC.

2022 OMNIBUS INCENTIVE PLAN

(AS AMENDED AND RESTATED)

1. Purposes and Effective Date.

(a) Purposes. The MIRA Pharmaceuticals, Inc. 2022 Omnibus Incentive Plan, as amended and restated, has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees, and consultants and (ii) to increase shareholder value. The Plan will provide participants incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

(b) Effective Date. The Plan originally became effective on June 15, 2022 (the “Effective Date”) and was originally adopted as the “MIRA1a Therapeutics, Inc. 2022 Omnibus Incentive Plan.” On October 6, 2022, the Company changed its corporate name to MIRA Pharmaceuticals, Inc. This amendment and restatement of the Plan was adopted and approved by the Board and stockholders of the Company effective June 27, 2023 (the “Amendment Date”) and reflects the Company’s 1-for-5 reverse stock split of its issued and outstanding common stock that became effective on June 28, 2023. This Plan will terminate as provided in Section 15.

2. Definitions. Capitalized terms used and not otherwise defined in this Plan or in any Award agreement have the following meanings:

(a) “Act” means the Securities Act of 1933, as amended from time to time. Any reference to a specific provision of the Act shall include any successor provision thereto.

(b) “Administrator” means the Board or the Committee; provided that, to the extent the Board or the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more committees or officers of the Company as permitted by Section 3(b), the term “Administrator” shall also mean such committee, committees, officer or officers.

(c) “Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(d) “Amendment Date” has the meaning in Section 1(b).

(e) “Applicable Exchange” means the Nasdaq Stock Market, the New York Stock Exchange or such other exchange or automated trading system on which the Stock is principally traded at the applicable time.

(f) “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Stock, Restricted Stock, Restricted Stock Units, an Incentive Award, Dividend Equivalent Units or any other type of award permitted under this Plan. Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

(g) “Beneficial Owner” means a Person, with respect to any securities which:

(i) such Person or any of such Person’s Affiliates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase;

(ii) such Person or any of such Person’s Affiliates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this clause (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule l3D under the Act (or any comparable or successor report); or

(iii) are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (ii) above) or disposing of any voting securities of the Company.

(h) “Board” means the Board of Directors of the Company.

(i) “Cause” shall have the same meaning as set forth in a Participant’s employment agreement or individual Award with the Company, or, if the Participant does not have an employment agreement with the Company (or the Participant’s individual Award does not otherwise define the term), “Cause” shall mean a good faith finding by the Company that the Participant has (i) failed, neglected, or refused to perform the lawful employment duties related to the Participant’s position or as from time to time assigned to the Participant (other than due to disability within the meaning of Code Section 22(e)(3)); (ii) committed any willful, intentional, or grossly negligent act having the effect of injuring the interest, business, or reputation of the Company or any Affiliate; (iii) violated or failed to comply in any material respect with the Company’s or an Affiliate’s published rules, regulations, or policies, as in effect or amended from time to time, to the extent applicable to the Participant; (iv) committed an act constituting a felony or misdemeanor involving moral turpitude, fraud, theft, or dishonesty; (v) misappropriated or embezzled any property of the Company or an Affiliate (whether or not an act constituting a felony or misdemeanor); or (vi) breached any material provision of any applicable confidentiality, non-compete, non-solicit, general release, covenant not-to-sue, or other agreement with the Company or any Affiliate.

(j) “Change of Control” means, unless specified otherwise in an Award agreement, the occurrence of any of the following:

(i) any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company (“Excluded Persons”)) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing fifty percent (50%) or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or

(ii) the following individuals cease for any reason to constitute a majority of the number of directors of the Company then serving: (A) individuals who, on the Effective Date, constituted the Board and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Act) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date, or whose appointment, election or nomination for election was previously so approved (collectively the “Continuing Directors”); provided, however, that individuals who are appointed to the Board pursuant to or in accordance with the terms of an agreement relating to a merger, consolidation, or share exchange involving the Company (or any direct or indirect Subsidiary of the Company) shall not be Continuing Directors for purposes of this Agreement until after such individuals are first nominated for election by a vote of at least two-thirds (2/3) of the then Continuing Directors and are thereafter elected as directors by the shareholders of the Company at a meeting of shareholders held following consummation of such merger, consolidation, or share exchange; and, provided further, that in the event the failure of any such persons appointed to the Board to be Continuing Directors results in a Change of Control, the subsequent qualification of such persons as Continuing Directors shall not alter the fact that a Change of Control occurred; or

(iii) the consummation of a merger, consolidation or share exchange of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect Subsidiary of the Company), in each case, which requires approval of the shareholders of the Company, other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing twenty percent (20%) or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or

(iv) the consummation of a plan of complete liquidation or dissolution of the Company or a sale or disposition by the Company of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of twenty-four (24) consecutive months), in each case, which requires approval of the shareholders of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least seventy-five percent (75%) of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to own, directly or indirectly, in the same proportions as their ownership in the Company, an entity that owns all or substantially all of the assets or voting securities of the Company immediately following such transaction or series of transactions.

Notwithstanding the foregoing, if an Award is considered deferred compensation subject to the provisions of Code Section 409A, and if a payment under such Award is triggered upon a “Change of Control,” then the foregoing definition shall be deemed amended as necessary to comply with Code Section 409A.

(k) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(l) “Committee” means the Compensation Committee of the Board, any successor committee thereto or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) to the extent necessary for the Plan and Awards to comply with Rule 16b-3 promulgated under the Exchange Act.

(m) “Company” means MIRA Pharmaceuticals, Inc., a Florida corporation, or any successor thereto.

(n) “Director” means a member of the Board.

(o) “Disability” means, unless otherwise defined in the applicable Award agreement, a finding of disability under the long-term disability plan sponsored by the Company or an Affiliate in which the Participant participates. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

(p) “Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.

(q) “Effective Date” has the meaning in Section 1(b).

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(s) “Fair Market Value” means a price that is based on the opening, closing, actual, high or low sale price, or the arithmetic mean of selling prices of, a Share, on the Applicable Exchange on the applicable date, the preceding trading day, the next succeeding trading day, or the arithmetic mean of selling prices on all trading days over a specified averaging period weighted by volume of trading on each trading day in the period that is within 30 days before or 30 days after the applicable date, as determined by the Administrator in its discretion; provided that, if an arithmetic mean of prices is used to set a grant price or an exercise price for an Option or Stock Appreciation Right, the commitment to grant the applicable Award based on such arithmetic mean must be irrevocable before the beginning of the specified averaging period in accordance with Treasury Regulation 1.409A-1(b)(5)(iv)(A). The method of determining Fair Market Value with respect to an Award shall be determined by the Administrator and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided that, if the Administrator does not specify a different method, the Fair Market Value of a Share as of a given date shall be the closing sale price as of the trading day immediately preceding the date as of which Fair Market Value is to be determined or, if there shall be no such sale on such date, the next preceding day on which such a sale shall have occurred. If the Stock is not traded on an established stock exchange, the Administrator shall determine in good faith the Fair Market Value in whatever manner it considers appropriate but based on objective criteria. Notwithstanding the foregoing, in the case of the sale of Shares on the Applicable Exchange, the actual sale price shall be the Fair Market Value of such Shares.

(t) “Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), and shall include “Annual Incentive Awards” as described in Section 10 and “Long-Term Incentive Awards” as described in Section 11.

(u) “Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(v) “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries and, to the extent necessary for Awards to comply with Rule 16b-3 under the Exchange Act, who otherwise meets the definition of “Non-Employee Director” in Rule 16b-3(b)(3) under the Exchange Act.

(w) “Nonqualified Stock Option” means an Option that is not intended to qualify as an Incentive Stock Option.

(x) “Option” means the right to purchase a Share at a stated price for a specified period of time.

(y) “Participant” means an individual selected by the Administrator to receive an Award.

(z) “Performance Goals” means any objective or subjective goals the Administrator establishes with respect to an Award. A Performance Goal may, but is not required to, relate to one or more of the following with respect to the Company or any one or more Subsidiaries, Affiliates or other business units: basic earnings per common share for the Company on a consolidated basis; diluted earnings per common share for the Company on a consolidated basis; total shareholder return; fair market value of shares; net sales; cost of sales; gross profit; selling, general and administrative expenses; operating income; earnings before interest and the provision for income taxes (EBIT); earnings before interest, the provision for income taxes, depreciation, and amortization (EBITDA); net income; accounts receivable; return on equity; return on assets; return on invested capital; return on sales; economic value added, or other measure of profitability that considers the cost of capital employed; free cash flow; net cash provided by operating activities; net increase (decrease) in cash and cash equivalents; customer satisfaction; market share; and/or quality. Unless otherwise determined by the Administrator, the relevant measurement of performance as to each Performance Goal shall be computed in accordance with generally accepted accounting principles, if applicable. The Administrator reserves the right to adjust Performance Goals, or modify the manner of measuring or evaluating a Performance Goal, for any reason the Administrator determines is appropriate, including but not limited to by excluding the effects of (i) charges for reorganizing and restructuring, (ii) discontinued operations, (iii) asset write-downs, (iv) gains or losses on the disposition of a business, (v) mergers, acquisitions or dispositions, and (vi) extraordinary, unusual and/or non-recurring items of gain or loss. The inclusion in an Award agreement of specific adjustments or modifications shall not be deemed to preclude the Administrator from making other adjustments or modifications, in its discretion, as described herein, unless the Award agreement provides that the adjustments or modifications described in such agreement shall be the sole adjustments or modifications. The Administrator may establish other Performance Goals not listed in this Plan. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers or a percentage) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

(aa) “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met).

(bb) “Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met).

(cc) “Person” means any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.

(dd) “Plan” means this MIRA Pharmaceuticals, Inc. 2022 Omnibus Incentive Plan, as amended and restated, and as it may be amended from time to time.

(ee) “Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.

(ff) “Restricted Stock Unit” means the right to receive a cash payment and/or Shares the value of which is equal to the Fair Market Value of one Share.

(gg) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(hh) “Share” means a share of Stock.

(ii) “Stock” means the common stock, par value $0.001 per share, of the Company.

(jj) “Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(kk) “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

3. Administration.

(a) Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

(b) Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to a subcommittee of the Committee or to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee, subcommittee or one or more officers to the extent of such delegation.

(c) No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.

4. Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s designation of, or granting of an Award to, a Participant will not require the Administrator to designate such individual as a Participant or grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

5. Types of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of Incentive Stock Options. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 15(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).

6. Shares Reserved under this Plan.

(a) Plan Reserve. Subject to adjustment as provided in Section 17, as of the Amendment Date, an aggregate of 5,000,000 Shares are reserved for issuance under this Plan, all of which may be issued pursuant to the exercise of Incentive Stock Options. The aggregate number of Shares reserved for issuance under this Plan shall be increased annually on the first day of each fiscal year of the Company after the Amendment Date, commencing on the first day of the Company’s first fiscal year following the completion by the Company of an underwritten initial public offering, by a number of Shares equal to the least of: (i) 500,000 Shares, (ii) 5.0% of the number of outstanding shares of all classes of the Company’s common stock as of the last day of the immediately preceding fiscal year, or (iii) such other number of Shares as the Board may determine. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock. The aggregate number of Shares reserved under this Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, that may be issuable under an Award as determined at the time of grant. Notwithstanding the foregoing, an Award that may be settled solely in cash shall not cause any depletion of the Plan’s Share reserve at the time such Award is granted.

(b) Replenishment of Shares Under this Plan. To the extent (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis) or is settled in cash, (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award (except as described below), (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or (v) Shares are tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right or (vi) Shares are tendered or withheld to satisfy federal, state or local tax withholding obligations, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv), (v) or (vi) may not be issued pursuant to Incentive Stock Options.

(c) Non-Employee Director Award Limitation. Subject to adjustment as provided in Section 7, the maximum number of Shares that may be granted during any fiscal year to any individual Non-Employee Director, in his or her capacity as a Non-Employee Director, shall not exceed that number of Shares that has a grant date fair value of, when added to any cash compensation received by such Non-Employee Director, $300,000.

7. Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an Incentive Stock Option that meets the requirements of Code Section 422, or a Nonqualified Stock Option that does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant, (e) the terms and conditions of vesting and exercise; (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant; and (g) the manner of payment of the exercise price. In all other respects, the terms of any Incentive Stock Option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is intended to be an Incentive Stock Option fails to meet the requirements thereof, the Option shall automatically be treated as a Nonqualified Stock Option to the extent of such failure. To the extent permitted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of the methods set forth in clauses (w), (x) and/or (y). Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

8. Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (e) the terms and conditions of exercise or maturity, including vesting; (f) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (g) whether the SAR will be settled in cash, Shares or a combination thereof.

9. Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including, but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (e) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares; provided that no dividends or Dividend Equivalent Units shall be paid on Performance Shares or Performance Units prior to their vesting.

10. Annual Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability, or such other circumstances as the Administrator may specify; and provided further that any performance period applicable to an Annual Incentive Award must relate to a period of at least one year.

11. Long-Term Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including, but not limited to, the Performance Goals, performance period (which must be more than one year), the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or retirement (as defined by the Administrator), or such other circumstances as the Administrator may specify.

12. Dividend Equivalent Units. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided that Dividend Equivalent Units may not be granted in connection with an Option or Stock Appreciation Right; and provided further that no Dividend Equivalent Unit granted in tandem with another Award shall include vesting provisions more favorable to the Participant than the vesting provisions, if any, to which the tandem Award is subject; and provided further that no Dividend Equivalent Unit relating to another Award shall provide for payment with respect such other Award prior to its vesting.

13. Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to a Participant shares of unrestricted Stock as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

14. Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above the Participant may not receive consideration for such a transfer of an Award.

15. Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a) Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 15(b), this Plan will terminate on, and no further Awards may be granted under this Plan after, the tenth (10th) anniversary of the Effective Date.

(b) Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i) the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;

(ii) shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii) shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) or the limits set forth in Section 6(b)(except as permitted by Section 17), or (B) an amendment that would diminish the protections afforded by Section 15(e).

(c) Amendment, Modification, Cancellation and Disgorgement of Awards.

(i) Except as provided in Section 15(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 17 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii) Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

(iii) Any Awards granted pursuant to this Plan, and any Stock issued, or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(d) Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 15 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e) Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 17, at such time as the Company’s common stock is listed on the Nasdaq Stock Market or New York Stock Exchange, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

(f) Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement, or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 15(b)(ii).

16. Taxes.

(a) Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash, or with the consent of the Administrator, Shares otherwise deliverable or vesting under an Award, to satisfy such tax or other obligations. Alternatively, the Company or its Affiliate may require such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, then the Administrator may permit a Participant to satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (i) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld in Shares may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, the Company and its Affiliates may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

(b) No Guarantee of Tax Treatment. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

17. Adjustment and Change of Control Provisions.

(a) Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a shareholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust any or all of: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a) and 6(c)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of Incentive Stock Options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

(b) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c) Effect of Change of Control.

(i) In order to preserve a Participant’s rights under an Award in the event of a Change of Control, the Administrator in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (a) provide for the acceleration of any time period, or the deemed achievement of any Performance Goals, relating to the exercise or realization of the Award; (b) provide for the purchase or cancellation of the Award for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable (or the cancellation of Awards in exchange for no payment to the extent that no cash or other property would be received upon the exercise or realization of the Award in such circumstances); (c) adjust the terms of the Award in the manner determined by the Administrator to reflect the Change of Control; (d) cause the Award to be assumed, or new right substituted therefor, by another entity; or (e) make such other provision as the Administrator may consider equitable and in the best interests of the Company.

(ii) Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, in the event that the Company’s legal counsel or accounting advisor determines that any payment, benefit or transfer by the Company under this Plan or any other plan, agreement, or arrangement to or for the benefit of the Participant (in the aggregate, the “Total Payments”) would be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this subsection (d), then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (i) in full or (ii) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of clause (i) or (ii) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax). In the event that clause (ii) results in a greater after-tax benefit to the Participants, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (A) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (B) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (C) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).

(d) Certain Modifications. Notwithstanding anything contained in this Section 17, the Board may, in its sole and absolute discretion, amend, modify or rescind the provisions of this Section 17 if it determines that the operation of this Section 17 may prevent a transaction in which the Company, a Subsidiary or any Affiliate is a party from receiving desired tax treatment, including without limitation requiring that each Participant receive a replacement or substitute Award issued by the surviving or acquiring corporation.

18. Stock Transfer Restrictions and Repurchase Right.

(a) Restriction on Transfer. Shares issued under the Plan may not be sold or otherwise disposed of except as permitted by the Company. As a condition to the receipt of Shares hereunder, the Participant (or individual entitled to receive Shares following the Participant’s death) may be required to execute a stockholder’s agreement or other agreement required by the Board.

(b) Restrictions; Legends. All Shares delivered under the Plan shall be subject to such restrictions as the Company may deem advisable, and the Company may cause a legend or legends to be put on any certificates for shares to make appropriate references to such restrictions.

(c) Right to Purchase Shares. Pursuant to the provisions of this Section 18(c), the Company shall have the right (the “Purchase Right”), but not the obligation, to purchase all, but not less than all, of the Shares acquired by the Participant under this Plan upon the occurrence of any of the following events (a “Trigger Date”):

(i) the Participant’s separation from employment or service from the Company and its Affiliates, or

(ii) the Participant’s attempted or purported sale, assignment, exchange, disposition, distributions, transfer, pledge, encumbrance, hypothecation or other disposition or alienation of Shares acquired under the Plan without the Company’s prior written consent.

The purchase price (the “Purchase Price”) for the Shares subject to such Purchase Right shall be the Fair Market Value of the Shares on the applicable Trigger Date, unless (A) the Participant’s employment has been terminated for Cause, (B) the Company determines that the Participant’s employment could have been terminated for Cause, or (C) the Participant breaches any restrictive covenants set forth in any agreement by and between the Participant and the Company or any of its Subsidiaries, then in each case the purchase price shall be the lower of (x) the Fair Market Value of the Shares on the applicable Trigger Date and (y) the cost paid by the Participant to acquire the Shares.

The Company may exercise its Purchase Right by giving written notice thereof to the Participant within one (1) year after the Trigger Date (the one (1)-year period in each case, the “Call Period”) of the number of Shares with respect to which the Purchase Right is being exercised, and the Company intends that such date shall not be earlier than the first date on which the Purchase Price can be set without changing the accounting treatment for the acquisition of the Shares being repurchased from an equity-based accounting treatment to a liability-based accounting treatment (as contemplated by FASB ASC Topic 718 or any successor thereto). The Company shall promptly determine the Purchase Price for the Shares subject to the Purchase Right and shall notify the Participant of such determination. The Company may elect to pay all or any portion of such Purchase Price in cash; provided that if the Company does not elect to pay the entire Purchase Price in cash, the Company shall, at a minimum, pay to the Participant at least ten percent (10%) of the Purchase Price in cash, and shall deliver to the Participant a promissory note with a principal amount equal to the remainder of the Purchase Price, which promissory note shall provide that: (A) the principal shall be paid in no more than five (5) equal annual installments commencing one (1) year from the delivery of such promissory note, (B) interest on the unpaid principal amount shall accrue at an annual rate equal to the prime interest rate interest charged by the principal bank with which the Company conducts business as determined on the date the promissory note is issued, and shall be payable together with and in addition to each principal payment, and (C) the Company shall have the right, without penalty, to prepay all or any portion of the principal and accrued interest owing thereunder at any time.

Upon the delivery of the payment and/or the promissory note described herein by the Company, the Participant shall take all actions necessary, and execute all related documents specified by the Company as being reasonably necessary to consummate the sale of the Shares to the Company, and, by accepting an award under this Plan, the Participant appoints the Company’s Secretary as his or her true and lawful attorney-in-fact to exercise and deliver all such instruments, documents and writings, and to take all such actions as shall be required to consummate the sale of the Shares to the Company as contemplated in this Section. Such power is a special Power of Attorney coupled with an interest, is irrevocable, and shall run with the shares to any subsequent owners thereof.

(d) Termination Upon Initial Public Offering. The Company’s right to exercise its repurchase rights under Section 18(c) shall terminate upon the closing of the Company’s first underwritten public offering of equity securities pursuant to an effective registration statement under the Act.

19. Drag-Along Rights.

(a) If the Board or a group of shareholders that, in the aggregate, owns a majority of the voting power of the Company, receives an offer in a transaction or series of transactions pursuant to which a third party proposes to acquire all of the equity securities of the Company (a “Drag-Along Transaction”), any shareholder or any group of shareholders of the Company that, in the aggregate, owns a majority of the voting power of the Company (collectively, the “Drag- Along Shareholder”) shall have the right, at its option, to require the other shareholders of the Company, including any Participant who acquires Shares under this Plan (each such shareholder, a “Dragged Shareholder,” and collectively with any other Dragged Shareholder, the “Dragged Shareholders”), and each Dragged Shareholder hereby agrees, whether such Drag- Along Transaction is structured as a transfer of equity securities, merger, consolidation, combination, reorganization, recapitalization, reclassification or otherwise, to transfer all of such Dragged Shareholder’s equity securities on substantially the same terms and conditions as are applicable to the Drag-Along Shareholder; provided that the price per share for each equity security to be sold in such Drag-Along Transaction shall be determined by first allocation a portion of the aggregate consideration to be paid by the buyer(s) in such Drag-Along Transaction to the holders of the Series A Preferred Stock in the amount of any accrued but unpaid dividends thereon and then allocation the remainder of such aggregate consideration to the equity securities to be sold in such Drag-Along Transaction ratably on an as-converted basis.

(b) Each Dragged Shareholder shall reasonably cooperate in, and shall take all actions requested by the Drag-Along Shareholder that are reasonably necessary or desirable to consummate, the Drag-Along Transaction, including: (i) to the extent applicable, voting its equity securities (or executing and delivering any written consents in lieu thereof) in favor of the Drag- Along Transaction and all actions deemed reasonably necessary by the Drag- Along Shareholder in connection with the Drag-Along Transaction; (ii) if applicable, taking all actions necessary to cause the Board to approve the Drag-Along Transaction; and (iii) entering into definitive agreements as are customary for the nature of the proposed Drag-Along Transaction and any ancillary agreements with respect thereto, and using commercially reasonable efforts (including indemnification obligations on a ratable basis) to cause the transactions contemplated by such definitive agreements and ancillary agreements to be consummated.

(c) Without limitation of the foregoing, each shareholder waives any dissenters, appraisal or other similar rights it may have in connection with any sale of the Company under applicable law that is approved or instituted pursuant to this Section 19.

(d) The Drag-Along Shareholder shall provide written notice of such Drag-Along Transaction to each Dragged Shareholder (a “Drag-Along Transaction Notice”). The Drag-Along Transaction Notice shall identify the proposed transferee, the consideration for which a transfer is proposed to be made and all other material terms and conditions of the Drag-Along Transaction. Each Dragged Shareholder shall be required to participate in the Drag-Along Transaction on the terms and conditions set forth in the Drag-Along Transaction Notice.

(e) Notwithstanding anything to the contrary in this Section 19, there shall be no liability on the part of the Drag-Along Shareholder to the Company or the Dragged Shareholders if the Drag-Along Transaction is not consummated for whatever reason, regardless of whether the Drag-Along Shareholder has delivered a Drag-Along Transaction Notice. The decision to effect a Drag-Along Transaction is in the sole and absolute discretion of the Drag-Along Shareholder.

(f) The foregoing shall not affect the rights of the Company or the Administrator under Section 17 (or elsewhere) of this Plan.

20. Miscellaneous.

(a) Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan.

(b) Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

(i) a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii) a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company, or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii) a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv) a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that constitutes “nonqualified deferred compensation” subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of such nonqualified deferred compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required to avoid the imposition of additional taxes under Code Section 409A, any payment of nonqualified deferred compensation made to the Participant on account of such separation from service shall not be made before a date that is six (6) months after the date of the separation from service.

(c) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated, or otherwise eliminated.

(d) Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

(e) Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f) Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Florida, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in a court sitting in the State of Florida.

(g) Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one (1) year after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h) Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles. The title, label or characterization of an Award in an award agreement or in the Company’s public filings or other disclosures shall not be determinative as to which specific Award type is represented by the award agreement. Instead, the Administrator may determine which specific type(s) of Award(s) is (are) represented by any award agreement, at the time such Award is granted or at any time thereafter. Except to the extent otherwise provided in the applicable award agreement, in the case of any Award that includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Award holder’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment.

(i) Severability. If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would cause this Plan, any award agreement or any Award to violate or be disqualified under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

ANNUAL MEETING OF STOCKHOLDERS OF

MIRA Pharmaceuticals, Inc.

September 12, 2024

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and Proxy Card are available at https://www.astproxyportal.com/ast/27484

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530303000000001000 4 091224

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Ratification of Cherry Bekaert LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐
3. Approval of certain amendments to the Company's 2022 Omnibus Incentive Plan (the "Plan") to increase the number of shares available.	☐	☐	☐
4. The approval of an adjournment for the above items.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, 3 and 4.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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MIRA Pharmaceuticals, Inc.

ANNUAL MEETING OF STOCKHOLDERS

September 12, 2024

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoints Erez Aminov, as proxy, with the power to appoint his substitute, to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of MIRA Pharmaceuticals, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held beginning at 10:00 a.m. Eastern Time online at https://web.lumiconnect.com/241211965 on September 12, 2024, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Stockholders' Meeting and of the accompanying proxy statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN ITEM 1 AND "FOR" ITEM 2, ITEM 3 AND ITEM 4. This proxy when properly executed will be voted in the manner directed.

(Continued and to be signed on the reverse side)

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